Prospectus Supplement
John Hancock Sovereign Bond Fund

John Hancock Bond Fund (the fund)
Supplement dated April 24, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective April 24, 2025 (the Effective Date), Spencer Godfrey will be added as an associate portfolio manager of the fund. Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA and Pranay Sonalkar, CFA will continue as portfolio managers of the fund, and together with Spencer Godfrey will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section for the fund:
Spencer Godfrey
Associate Portfolio Manager
Managed the fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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